                                                                   Exhibit 10.18



                      FOURTH AMENDMENT TO CREDIT AGREEMENT


         This Fourth Amendment to Credit Agreement (the "Fourth Amendment") is dated as of February 4, 2000 and is made by and among UNITED REFINING COMPANY, a Pennsylvania corporation ("United Refining"), UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania Corporation ("United Refining PA"), KIANTONE PIPELINE CORPORATION, a New York corporation ("Kiantone, and hereinafter together with United Refining and United Refining PA sometimes collectively referred to as the "Borrowers" and individually as a "Borrower") the BANKS under the Credit Agreement (as hereinafter defined) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under the Credit Agreement (hereinafter referred to in such capacity as the "Agent").


                                    RECITALS:

         WHEREAS, the Borrowers, the Banks, and the Agent are parties to that certain Credit Agreement dated as of June 9, 1997 (as previously amended, restated, supplemented or modified, the "Credit Agreement"); and

         WHEREAS, unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement; and

         WHEREAS, the Borrowers, the Banks and the Agent desire to amend the Credit Agreement as hereinafter provided.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, the parties hereto agree as follows:

         1. Amendment to Credit Agreement and Notes Temporary Increase in Revolving Credit Commitments.

         The Borrowers and the Banks hereby agree that the Revolving Credit Commitments under the Credit Agreement be temporarily increased in an amount not to exceed $10,000,000 (the "Commitments Increase") so that the total amount of the Revolving Credit Commitments after giving effect to such increase shall not exceed $45,000,000, subject to the following terms and conditions:

                  (a) Term of Increase; Automatic Reduction at End of Such Term.

                  The Commitments Increase shall become effective as of January 31, 2000 and shall remain in effect through December 31,2000 (the "Increased Commitments Period"), after which the amount of the Revolving Credit Commitments shall revert to the levels which existed immediately prior to January 31, 2000, less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement.

                  (b) Ratable Sharing in Increases and Decreases.

         Each Bank shall share in the Commitments Increase and in the Revolving Credit Commitments after the expiration of the Increased Commitments Period according to its Ratable Share.

                  (c) Repayment of Loans.

         The Borrowers shall repay outstanding Loans prior to the expiration of the Increased Commitments Period to the extent necessary to cause the amount of Loans outstanding on January 1, 2001 to be equal to or less than the amount of the Revolving Credit Commitments in effect as of such date, as provided in clause (a) above. Any repayment pursuant to this clause (c) shall be subject to
Section 4.6.2 (Indemnity) of the Credit Agreement. Any failure by the Borrowers to repay Loans required under this clause (c) on or before the date required for such repayment shall constitute an Event of Default under the Credit Agreement.

                  (d) Commitment Fees.

                  It is acknowledged that during the Increased Commitments Period, the amount of the Commitment Fees shall be computed on the amount of the Revolving Credit Commitments as increased pursuant to this Section 1.

                  (e) Amendment to Revolving Credit Notes.

                  Exhibit 1.1(R) of the Credit Agreement [Form of Revolving Credit Note] is hereby amended and restated in its entirety as set forth on the exhibit titled as Exhibit 1.1(R) attached hereto.

                  (f) Amendment to Pricing Grid.

                  Schedule 1.1(A) of the Credit Agreement [Pricing Grid Variable Pricing and Fees Based on Leverage Ratio] is hereby amended and restated in its entirety as set forth on the schedule titled as Schedule 1.1(A) attached hereto.

         2. Conditions to Effectiveness.

         This Fourth Amendment shall become effective upon satisfaction of each of the following conditions:

                  (a) Execution and Delivery of Documents.

                  The Borrowers, the Banks and the Agent shall have executed this Fourth Amendment and the Borrowers shall have executed and delivered Amended and Restated Revolving Credit Notes in the form of Exhibit 1.1(R) to each Bank for such Bank's ratable share of the Revolving Credit Commitments.

                  (b) Secretary's Certificate.

                  There shall be delivered to the Agent a certificate dated the date hereof and signed by the Secretary of each of the Loan Parties, certifying as appropriate as to:

                           (i) all action taken by each Loan Party in connection with this Fourth Amendment and the documents related hereto;

                           (ii) the names of the officer or officers authorized to sign this Fourth Amendment and the documents related hereto and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Fourth Amendment and the true signatures of such officers, on which the Agent may conclusively rely;

                  (c) Opinion of Counsel.

                  Counsel for the Loan Parties shall deliver a written opinion dated as of the date hereof in form and substance satisfactory to the Agent with respect to (i) the due organization of the Borrowers, (ii) the corporate power and authority of Borrowers to enter into this Fourth Amendment (iii) the execution and delivery of this Fourth Amendment and the documents related hereto not violating the organizational documents of the Borrowers and (iv) the enforceability of the Credit Agreement and the other Loan Documents, as amended hereby.

                  (d) Amendment Fees.

                  The Borrowers shall pay to the Agent for the ratable benefit of the Banks a fee in the amount of $50,000.

         3. Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The Banks do not amend any provisions of the Credit Agreement except as expressly amended hereby.

         4. Counterparts Effective Date. This Fourth Amendment may be signed in counterparts. This Fourth Amendment shall become effective as of the date first above written when the conditions set forth in Section 2 hereof have been satisfied.

         5. No Novation. This Fourth Amendment amends the Credit Agreement and the Revolving Credit Notes, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement and the other Loan Documents.




                         [SIGNATURES BEGIN ON NEXT PAGE]

         [SIGNATURE PAGE 1 OF 2 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]


              The undersigned have executed this Fourth Amendment as of the date first above written.

                                    UNITED REFINING COMPANY, a Pennsylvania
                                    corporation

                                    By: /s/ Myron Turfitt
                                        ---------------------------------
                                    Title:  President
                                            -----------------------------


                                    UNITED REFINING COMPANY OF
                                    PENNSYLVANIA, a Pennsylvania corporation

                                    By: /s/ Myron Turfitt
                                        ---------------------------------
                                    Title:  President
                                            -----------------------------


                                    KIANTONE PIPELINE CORPORATION,
                                    a New York corporation

                                    By: /s/ Myron Turfitt
                                        ---------------------------------
                                    Title:  President
                                            -----------------------------

         [SIGNATURE PAGE 2 OF 2 TO FOURTH AMENDMENT TO CREDIT AGREEMENT]


                                                NATIONAL BANK OF CANADA


                                                By: /s/ Eric Moore
                                                    ---------------------------
                                                Title: Vice President
                                                       ------------------------

                                                By: /s/ Donald Haddad
                                                    ---------------------------
                                                Title: Vice President
                                                       ------------------------


                                                PNC BANK, NATIONAL ASSOCIATION,
                                                individually and as Agent


                                                By: /s/ Robert J. Tiskus
                                                    ---------------------------
                                                Title: Assistant Vice President
                                                       ------------------------



                                                MANUFACTURERS AND
                                                TRADERS TRUST COMPANY


                                                By: /s/ C. Gregory Vogelsang
                                                    ---------------------------
                                                Title: Assistant Vice President
                                                       ------------------------

                                 SCHEDULE 1.1(A)

                                  PRICING GRID
                VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO


===================== ========================== ================= =================== ===============
                                                    REVOLVING          LETTER OF         LETTER OF
                                                   CREDIT BASE        CREDIT EURO          CREDIT
       LEVEL               LEVERAGE RATIO          RATE SPREAD        RATE SPREAD           FEE
===================== ========================== ================= =================== ===============
Level I               Less than 2.0 to 1.0              0                1.25%             1.25%
--------------------- -------------------------- ----------------- ------------------- ---------------
                      Greater than or equal to
Level II              2.0 to 1.0 but less than          0                1.50%             1.50%
                      3.0 to 1.0
--------------------- -------------------------- ----------------- ------------------- ---------------
                      Greater than or equal to
Level III             3.0 to 1.0 but less than         .25%              1.75%             1.75%
                      3.5 to 1.0
--------------------- -------------------------- ----------------- ------------------- ---------------
                      Greater than or equal to
Level IV              3.5 to 1.0 but less than         .50%              2.00%             2.00%
                      4.0 to 1.0
--------------------- -------------------------- ----------------- ------------------- ---------------
                      Greater than or equal to
Level V               4.0 to 1.0 but less than         .75%              2.25%             2.25%
                      5.1 to 1.0
--------------------- -------------------------- ----------------- ------------------- ---------------
Level VI              Greater than or equal to         .75%              2.50%             2.50%
                      5.1 to 1.0
===================== ========================== ================= =================== ===============


         For purposes of determining the Applicable Margin and the Letter of Credit Fee:

         (a) The Applicable Margin and the Letter of Credit Fee shall be determined on the Closing Date based on the Leverage Ratio computed on such date pursuant to a certificate in the form of Exhibit 1.1(A)(2) to be delivered on the Closing Date.

         (b) The Applicable Margin and the Letter of Credit Fee shall be recomputed as of the end of each fiscal quarter ending after the Closing Date based on the Leverage Ratio as of such quarter-end. Any increase or decrease in the Applicable Margin or the Letter of Credit Fee computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.4.

                                 EXHIBIT 1.1(R)
                                     FORM OF
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$__________________________*                                   January ___, 2000
*(Subject to automatic reduction as of
January 1, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, [UNITED REFINING COMPANY, a Pennsylvania corporation] [UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation] [KIANTONE PIPELINE CORPORATION, a New York corporation] (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of ___________________________________________________________________
 (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (provided, however, that as of January 1, 2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $________ less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, [United Refining Company,] [United Refining Company of Pennsylvania,] [Kiantone Pipeline Corporation], the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which arc hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.

ATTEST:                                     BORROWER:

                                            [UNITED REFINING COMPANY]
                                            [UNITED REFINING COMPANY OF
                                            PENNSYLVANIA]
                                            [KIANTONE PIPELINE CORPORATION]

By: _______________________________         By: ________________________________
  Title: __________________________           Title: ___________________________




{SEAL}

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$12,857,143*                                                    January 31, 2000
*(Subject to automatic reduction as of
January 1, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, UNITED REFINING COMPANY, a Pennsylvania corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of NATIONAL BANK OF CANADA (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (provided, however, that as of January 1,2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $10,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.

                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                               BORROWER:

                                               UNITED REFINING COMPANY



                                               By: /s/ Myron Turfitt
                                                   ----------------------------
                                               Title: President
                                                      -------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE



$12,857,143*                                                    January 31, 2000
* (Subject to automatic reduction as of
January 1, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of NATIONAL BANK OF CANADA (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned provided, however, that as of January 1, 2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $10,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company, Kiantone Pipeline Corporation, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Banks failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived) and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.



                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]



                                                    BORROWER:

                                                    UNITED REFINING COMPANY
                                                    OF PENNSYLVANIA


                                                    By: /s/ Myron Turfitt
                                                        ------------------------
                                                    Title: President
                                                           ---------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$12,857,143*                                                    January 31, 2000
 (Subject to automatic reduction as of
January 1, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned) KIANTONE PIPELINE CORPORATION, a New York corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of NATIONAL BANK OF CANADA (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (provided, however, that as of January 1,2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $10,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fee on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company, United Refining Company of Pennsylvania, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.



                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                            BORROWER:

                                            KIANTONE PIPELINE CORPORATION



                                            By: /s/ Myron Turfitt
                                                ----------------------------
                                            Title: President
                                                   -------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$19,285,714*                                                    January 31, 2000
*(Subject to automatic reduction as of
January 1, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, UNITED REFINING COMPANY) a Pennsylvania corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (provided, however, that as of January 1, 2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $15,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.


                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                                BORROWER:

                                                UNITED REFINING COMPANY



                                                By: /s/ Myron Turfitt
                                                    --------------------------
                                                Title: President
                                                       -----------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$19,285,714*                                                    January 31, 2000
*(subject to automatic reduction as of
January 1, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (provided, however, that as of January 1,2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $15,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company of Pennsylvania, Kiantone Pipeline Corporation, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.




                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                               BORROWER:

                                               UNITED REFINING COMPANY
                                               OF PENNSYLVANIA


                                               By: /s/ Myron Turfitt
                                                   --------------------------
                                               Title: President
                                                      -----------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$19,285,714*                                                    January 31, 2000
 *(Subject to automatic reduction as of
January 1, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, KIANTONE PIPELINE CORPORATION, a New York corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (1) provided, however, that as of January 1, 2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $15,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company, United Refining Company of Pennsylvania, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower, Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.



                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                                BORROWER:

                                                KIANTONE PIPELINE CORPORATION



                                                By: /s/ Myron Turfitt
                                                    ------------------------
                                                Title: President
                                                       ---------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$12,857,143*                                                     January 31,2000
 *(Subject to automatic reduction as of
January I, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, UNITED REFINING COMPANY, a Pennsylvania corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (1) provided, however, that as of January 1, 2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $10,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company, United Refining Company of Pennsylvania, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower, Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.



                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                                   BORROWER:

                                                   UNITED REFINING COMPANY



                                                   By: /s/ Myron Turfitt
                                                       ------------------------
                                                   Title: President
                                                          ---------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$12,857,143*                                                     January 31,2000
 *(Subject to automatic reduction as of
January I, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (1) provided, however, that as of January 1, 2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $10,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company, United Refining Company of Pennsylvania, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower, Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.



                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                             BORROWER:

                                             UNITED REFINING COMPANY
                                             OF PENNSYLVANIA


                                             By: /s/ Myron Turfitt
                                                 ---------------------------
                                             Title: President
                                                    ------------------------

                   AMENDED AND RESTATED REVOLVING CREDIT NOTE


$12,857,143*                                                     January 31,2000
 *(Subject to automatic reduction as of
January I, 2001, as provided herein)



         FOR VALUE RECEIVED, the undersigned, KIANTONE PIPELINE CORPORATION, a New York corporation (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank") the principal amount of each Revolving Credit Loan made by the Bank to the Borrower pursuant to the Credit Agreement referred to below, the aggregate principal amount of which Revolving Credit Loans at any time outstanding shall not exceed the U.S. dollar amount first above mentioned (1) provided, however, that as of January 1, 2001 such U.S. dollar amount first above mentioned shall be automatically reduced to $10,000,000 less the amount of any intervening reductions in the Revolving Credit Commitments made pursuant to the terms of the Credit Agreement), payable on the Expiration Date, subject to mandatory prepayment as provided in the Credit Agreement.

         The Borrower further promises to pay interest and fees on the unpaid principal amount of each Revolving Credit Loan from the date of such Revolving Credit Loan until such principal amount is paid in full, at the rates and at the times set forth in the Credit Agreement dated as of June 9, 1997, (as amended, restated, modified or otherwise supplemented from time to time, the "Credit Agreement"), among the Borrower, United Refining Company, United Refining Company of Pennsylvania, the Banks and PNC Bank, National Association, as the Agent.

         All principal, interest, and fees are payable in lawful money of the United States of America in immediately available funds to the Principal Office of the Agent.

         If an Event of Default has occurred and is continuing, then the Borrower shall pay interest on: (i) the entire principal amount of the then outstanding Revolving Credit Loans; and (ii) all other obligations due and payable by the Borrower to the Bank pursuant to the Credit Agreement, payable on demand, at an interest rate per annum equal to the Base Rate plus two percent (2%) per annum.

         In the event the interest rate hereunder exceeds the maximum permitted by law, then the Revolving Credit Loans shall automatically bear interest, in accordance herewith at the maximum rate permitted by law.

         The Bank is authorized but not required to record the date and amount of each Revolving Credit Loan made, the date and amount of any principal and interest payment, and the principal balance hereof on any schedule which may be attached hereto and made a part hereof, and any such recordation shall, in the absence of manifest error, constitute prima facie evidence of the accuracy of the information so recorded; provided, however, that the Bank's failure to so record shall not limit the obligations of the Borrower hereunder and under the Credit Agreement to pay the principal of and fees and interest on the Revolving Credit Loans.

         This promissory note is one of the Revolving Credit Notes referred to in the Credit Agreement and evidences the Bank's Revolving Credit Loans to the Borrower, Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.

         This promissory note is secured by certain collateral more specifically described in the Credit Agreement and the other Loan Documents.

         The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         In accordance with the Credit Agreement, the Borrower agrees to pay all costs, including reasonable attorneys' fees, incurred by the Agent or the Bank in enforcing payment hereof.

         This promissory note shall be binding upon, inure to the benefit of, and be enforceable by the Borrower and the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank.

         This promissory note shall be governed by the internal law of the Commonwealth of Pennsylvania.



                         [SIGNATURES BEGIN ON NEXT PAGE]

                            [SIGNATURE PAGE 1 OF 1 TO
                   AMENDED AND RESTATED REVOLVING CREDIT NOTE]




                                                BORROWER:

                                                KIANTONE PIPELINE CORPORATION


                                                By: /s/ Myron Turfitt
                                                    ---------------------------
                                                Title: President
                                                       ------------------------